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Exhibit 10.5.3      Quaker City Federal Savings and Loan Association Three Year
                    Employment Agreement Renewal and Extension Acknowledgement between Quaker City Federal Savings and Loan Association and J.L. Thomas dated July 1, 1997.



               QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                        THREE YEAR EMPLOYMENT AGREEMENT
                     RENEWAL AND EXTENSION ACKNOWLEDGEMENT



Name of Executive:  J.L. Thomas
                    --------------------------------------------



The undersigned executive does hereby acknowledge that, at their regularly scheduled meeting on June 19, 1997, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Three Year Employment Agreement with the undersigned executive to a full thirty-six (36) month term, until June 30, 2000.


Dated this ____1st____ day of _______ July _________, A.D., _____ 1997 _______.




                                       QUAKER CITY FEDERAL SAVINGS AND LOAN
                                       ASSOCIATION



/s/ Jerome L. Thomas                   By: /s/ Frederic R. McGill
-----------------------------              -------------------------------
Executive                                  President